UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2006



                          Ridgefield Acquisition Corp.
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               (Exact Name of Registrant as Specified in Charter)

  Colorado                        0-16335                   84-0922701
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(State or other            (Commission File No.)           (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)



                 100 Mill Plain Road, Danbury, Connecticut 06811
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                    (Address of Principal Executive Offices)



                                 (203) 791-3871
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              (Registrant's Telephone Number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 18, 2006, the Board of Directors of the Company authorized the spin-off of 100% of the Company's wholly owned subsidiary Bio-Medical Automation, Inc. to the Company's shareholders as of April 28, 2006 on a pro rata basis (the "Spin-Off"). The Board of Directors also voted to hold a special meeting of stockholders to approve the reincorporation of the Company to change the domicile of the Company from the State Colorado to the State of Nevada (the "Reincorporation"), to re-elect the Company's directors and to ratify the appointment of the Company's independent auditors.

To consummate the Spin-Off the Company will distribute all of the issued and outstanding shares of Bio-Medical Automation, Inc., which are currently held by the Company, as a stock dividend to the shareholders of the Company. Each shareholder of the Company will receive one (1) share of Bio-Medical Automation, Inc. for each one (1) share of the Company owned by such shareholder as of April 28, 2006. The Spin-Off will not require the approval of the Company's shareholders. The shares of Bio-Medical Automation, Inc. that will be issued to the shareholders of the Company in the Spin-Off will be restricted securities and they will not be able to be sold unless they are registered under the Securities Act of 1933 or the Securities Exchange Act of 1934 ("Exchange Act") or subject to an available exemption thereunder. Prior to the Spin-Off, the Company will mail to its shareholders of record as of April 28, 2006, all of the information called for by Regulation 14C under the Exchange Act. In conjunction with the Spin-Off Bio-Medical Automation, Inc. will file a registration statement on Form 10-SB to register all of the issued and outstanding shares of Bio-Medical Automation, Inc. under the Exchange Act. The Spin-Off is expected to be completed during the second quarter of 2006.

The Company also scheduled a Special Meeting of Shareholders to take place on June 16, 2006 seeking the shareholders approval of the Reincorporation, the re-election of Steven N. Bronson, Leonard Hagan and Kenneth Schwartz as members of the Board of Directors of the Company and to ratify the Company's appointment of Carlin, Charron and Rosen LLP as the Company's independent auditors for fiscal year 2006. All shareholders of the Company as of April 28, 2006 will be entitled to vote at the Special Meeting of Shareholders.

An information statement and proxy statement concerning the Spin-Off, Bio-Medical Automation, Inc., the Reincorporation and the other matters to be submitted for shareholder approval at the Special Meeting of Shareholders will be filed with the Securities and Exchange Commission and mailed to all shareholders of record as of April 28, 2006 on or about May 19, 2006.

In connection with the above the Company issued a press release on April 26, 2006. A copy of the press release is attached hereto as an Exhibit.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

          (d) Exhibits.

              The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit       Description
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99.1          Ridgefield Acquisition Corp. press release dated April 26, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Ridgefield Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2006

                                           Ridgefield Acquisition Corp.
                                           (Registrant)

                                       By: /s/ STEVEN N. BRONSON
                                           ----------------------------
                                           Steven N. Bronson,
                                           CEO and President